SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 10, 2006

                        ADVANCED OPTICS ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         0-24511                                          88-0365136
(Commission File Number)                       (IRS Employer Identification No.)

                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)

                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective February 10, 2005, the Board of Directors of the Company approved the engagement of Malone & Bailey, PC as its independent auditors for the fiscal year ended December 31, 2005. The Company did not consult with Malone & Bailey, PC on any matters prior to their retention.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ADVANCED  OPTICS ELECTRONICS, INC.

Date:       February 10, 2006

                                                    BY: /s/ John J. Cousins
                                                    -------------------
                                                    John J Cousins
                                                    Vice President, Finance